UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 14, 2008
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                   000-30575                    91-2032368
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)


4991 CORPORATE DRIVE                                     HUNTSVILLE, AL  35805
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Avocent Corporation (the "Company") on July 15, 2008 to correct the number of shares the Company reserved for the Avocent Corporation 2008 Inducement Equity Incentive Plan (the "Plan") from 350,000 shares to 700,000 shares of the Company's common stock to be available for awards pursuant to the Plan. The Plan, as corrected, and the form of agreements under the Plan are incorporated herein by reference and filed as Exhibit 99.18 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number   Description of Exhibit
        --------------   ----------------------
        99.18            2008 Inducement Equity Incentive Plan and forms thereto

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date: August 4, 2008
                               By: /s/ Samuel F. Saracino
                                  ----------------------------------------------
                                  Samuel F. Saracino
                                  Executive Vice President of Legal and
                                  Corporate Affairs, General Counsel, and
                                  Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number      Description of Exhibit
--------------      ----------------------
99.18               2008 Inducement Equity Incentive Plan and forms thereto